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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  July 28, 1997
                                                            -------------

                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)





           Delaware                    0-14120             23-1462070
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(State or other jurisdiction      (Commission File       (IRS Employer
       of incorporation)               Number)         Identification No.)



   Welsh & McKean Road, P.O. Box 844
      Spring House, Pennsylvania                              19477
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(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (215) 657-4000
                                                           --------------



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          (Former name or former address, if changed since last report)

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Item 7.           Financial Statements and Exhibits.

(c)               Exhibits:

                  The exhibit listed in the accompanying Index to Exhibits relates to the Registration Statement (No.333-05701) on Form S-3 of the registrant and is filed herewith for incorporation by reference in such Registration Statement.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Advanta Corp.
                                    (Registrant)

                                  By: /s/ Elizabeth H. Mai
                                     -------------------------------------------
                                        Elizabeth H. Mai, Senior Vice President
                                        and General Counsel


Date:  July 28, 1997



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                                Index to Exhibits


Exhibit Number Per
Item 60l of
Regulation S-K                      Description of Document
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12                                  Computation of Ratio of Earnings to
                                    Fixed Charges